Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2015 CNY (¥)	Dec. 31, 2015 USD ($)	Dec. 31, 2014 CNY (¥)	Dec. 31, 2014 USD ($)	Dec. 31, 2013 CNY (¥)
Receivables [Abstract]
Accounts receivable	¥ 1,077,771	$ 166,379	¥ 737,030
Allowance for doubtful accounts	(2,315)	(357)	(335)	$ (52)	¥ (1,253)
Total	¥ 1,075,456	$ 166,022	¥ 736,695